Execution Version

GUARANTEE

          This GUARANTEE (as amended, modified, supplemented or restated, the “Guarantee”), dated as of December ___, 2011, is made by Santa Fe Gold Corporation., a corporation organized and existing under the laws of the State of Delaware (the “Guarantor”), in favor and for the benefit of Waterton Global Value, L.P., by its Investment Manager, Altitude Management Limited (the “Beneficiary”).

Recitals

                    A.      Pursuant to that certain Senior Secured Gold Stream Credit Agreement of even date herewith (as amended, modified, supplemented, extended or restated from time to time, the “Agreement”), by and among Santa Fe Gold (Barbados) Corporation, a Barbados corporation (the “Borrower”), the Guarantor, those other Guarantors from time to time party thereto and the Beneficiary, the Beneficiary has agreed to make certain loans to the Borrower (the “Loan”), subject to the terms and conditions therein, to be used by the Borrower and the Guarantors to further the operation and development of their mining projects. Unless otherwise defined herein, capitalized terms used in this Guarantee have the meanings assigned to such terms in the Agreement.

                    B.      The Borrower, the Guarantor, a wholly-owned subsidiary of the Guarantor, and the Beneficiary have entered into that certain Gold and Silver Supply Agreement dated December ___, 2011 (the “Gold and Silver Supply Agreement”), whereby the Sellers (as defined in the Gold and Silver Supply Agreement) have agreed to sell gold and silver to the Beneficiary at the price, and subject to the terms and conditions, stated therein. The obligation of the Sellers to sell gold and silver to Beneficiary pursuant to the Gold and Silver Supply Agreement is independent of the Loan Agreement, and shall remain in effect for the term set forth in such Gold and Silver Supply Agreement.

                    C.      The Guarantor is the parent company of the Borrower, and the Guarantor will derive substantial direct and indirect benefit from the amounts made available under the Agreement and from such financial and other support as the Borrower and the other Credit Parties may in the future provide to the Guarantor. The Guarantor, the Borrower and the other Credit Parties are engaged in related businesses and are integrated to such an extent that the financial strength and flexibility of each of them has a direct, tangible and immediate impact on the success of the other. The Guarantor has an interest in and will be financially benefited by the business success of the Borrower and the other Credit Parties and has entered into this Guarantee and the other Credit Documents (as defined in the Agreement) for legitimate business purposes.

                    D.      It is a condition precedent to the Beneficiary’s obligation to enter into and maintain the Agreement and to make any loans thereunder that the Guarantor shall have executed and delivered this Guarantee and that this Guarantee shall be in full force and effect.

                    E.      This Guarantee is given by the Guarantor to and in favor of the Beneficiary to guarantee the due and punctual payment and performance of all the obligations arising under the terms of the Agreement and each other Credit Document (as defined in the Agreement).

                    F.      In order to induce the Beneficiary to enter into the Gold and Silver Supply Agreement, the Agreement and to make and maintain the Loan with the Borrower, and as a condition thereto, the Guarantor is willing and has agreed to enter into this Guarantee.

Agreement

          NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Guarantor hereby agrees as follows:

          1.      Guarantee.

                    (a)      The Guarantor hereby:

                         (i)      guarantees, absolutely, unconditionally and irrevocably, the full, prompt and complete payment and performance when due (whether at the stated maturity, by acceleration, on demand or otherwise) and at all times thereafter of all obligations, liabilities, indebtedness, agreements and covenants, of every kind and nature, owing to the Beneficiary, from time to time, whether present or future, absolute or contingent, liquidated or unliquidated, as principal or as surety, alone or with others, of whatsoever nature or kind, whether for the payment of money or the performance of obligations, in any currency, arising out of, under, in respect of or in connection with the Gold and Silver Supply Agreement, the Agreement and each other Credit Document and howsoever and whensoever otherwise created or characterized (extending to all principal amounts, interest, fees, costs, late charges, prepayment fees, early termination fees, sums and amounts as well as all costs and expenses of collection), whether or not now contemplated, as well as all amendments, modifications, supplements, renewals, refinancings, consolidations, replacements and extensions of any of the foregoing (collectively, the “Obligations”), and

                         (ii)      agrees to pay any and all expenses (including reasonable attorneys’ fees and disbursements) which may be paid or incurred by the Beneficiary in enforcing any rights with respect to, or collecting, any or all of the Obligations and/or enforcing any rights with respect to, or collecting against the Guarantor under this Guarantee or any other Credit Document (collectively, the Obligations described in Section 1(a)(i) and the obligations in this Section 1(a)(ii) are referred to herein as the “Guaranteed Obligations”).

                    (b)      The Guarantor agrees that this Guarantee constitutes a guarantee of payment and not of collection, and the Beneficiary shall not be obligated to initiate, pursue or exhaust any form of remedy or recourse or to obtain any judgment against the Borrower or others (including other guarantors) or to realize upon or exhaust any collateral security held by or available to the Beneficiary before being entitled to payment from the Guarantor. The liability of the Guarantor shall not be limited, diminished or affected by:

                    (i)      any failure by the Beneficiary to file or enforce any claim against the assets or estate (in administration, bankruptcy or otherwise) of the Borrower or others,

                    (ii)      the fact that recovery from the Borrower or any other person is barred by any statute of limitations or for any other reason, other than discharge by irrevocable payment in full of the Guaranteed Obligations,

                    (iii)      any amendment, modification, supplement, increase, extension, restatement, replacement or change of any kind or nature to the Gold and Silver Supply Agreement, Agreement or any other Credit Document, with or without notice thereof to the Guarantor,

                    (iv)      any adjustment, indulgence, forbearance or compromise granted by the Beneficiary to the Borrower or any Guarantor, or

                    (v)      any other circumstance which might otherwise constitute a legal or equitable discharge of a guarantor or surety (other than discharge by irrevocable payment in full of the Guaranteed Obligations).

                    (c)      The Guarantor hereby renounces all benefits of marshaling, discussion and division and waives diligence, presentment, protest, notice of dishonor or protest or default, demand for payment upon the Borrower, the Guarantor or any other Person, notice of acceptance of this Guarantee, notice of any addition to or increase or decrease in the Obligations and all other notices and demands whatsoever. The Guarantor waives all other acts or omissions to act or delay of any kind by the Beneficiary or any other Person or any other circumstance whatsoever that might, but for the provisions of this paragraph, constitute a legal or equitable discharge of the obligations of a guarantor, and the Guarantor waives all other defenses available to a guarantor or surety, whether at law or in equity, in each case, other than discharge by irrevocable payment in full of the Guaranteed Obligations. All amounts payable by the Guarantor shall be paid without set-off or counterclaim and without deduction or withholding of any kind whatsoever.

                    (d)      This Guarantee is a continuing guarantee, and it will not be discharged until irrevocable payment in full of all of the Guaranteed Obligations and cancellation of this Guarantee by the Beneficiary in accordance with the terms of the Agreement and the Gold Supply Agreement (“Termination”) and will remain in full force and effect notwithstanding any interruption in the business relations between the Borrower and the Beneficiary or any increase or decrease from time to time in the amount of the Obligations. No payment or payments made by any other Person other than the Borrower or a Guarantor in payment of the Guaranteed Obligations shall be deemed to modify, reduce, release or otherwise affect the liability or obligations of the Guarantor hereunder until Termination.

          2.      Beneficiary’s Rights. The Guarantor authorizes the Beneficiary, without notice or demand and without affecting the Guarantor’s liability hereunder, to take and hold security from any other Person for the payment of this Guarantee and/or any of the Guaranteed Obligations, and exchange, enforce, waive and release any such security; to apply such security and direct the order or manner of sale thereof, as the Beneficiary, in its sole discretion, may determine; and to obtain a guarantee of the Guaranteed Obligations from any one or more Persons and at any time or times to enforce, waive, rearrange, modify, limit or release any of such other Persons from their obligations under such guaranties.

          3.      Effectiveness; Reinstatement. This Guarantee shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Guaranteed Obligations is rescinded or must otherwise be restored or returned by the Beneficiary upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower or any substantial part of its property, or otherwise, all as though such payments had not been made. The Beneficiary and the Borrower may increase, modify, rearrange, extend for any period and/or renew from time to time the Obligations without notice to the Guarantor, and in such event the obligations of the Guarantor with respect to the Obligations shall not be released, discharged or reduced and the Guarantor will remain fully bound hereunder on such Obligations. This Guarantee may be enforced by the Beneficiary and any subsequent holder of the Guaranteed Obligations, to the extent that any such subsequent holder obtained its interest therein in accordance with the Agreement and the Gold and Silver Supply Agreement, and shall not be discharged by the assignment or negotiation of all or a part of the Guaranteed Obligations.

          4.      Default. If an Event of Default (as defined in the Gold and Silver Supply Agreement, the Agreement or any other Credit Document) has occurred, then all of the Guaranteed Obligations shall be immediately due and payable by the Guarantor, regardless of whether the payment of the Guaranteed Obligations has been accelerated.

          5.      Merger. This Guarantee shall not be affected by any change in the name of the Borrower or the Guarantor, or by the acquisition of the Borrower’s or Guarantor’s business by any person, firm or corporation, or by any change whatsoever in the objects, capital structure or constitution of the Borrower or the Guarantor, or by any merger, amalgamation or consolidation of the Borrower or the Guarantor with any corporation or other Person, or by any dissolution or liquidation of the Borrower or the Guarantor, but shall, notwithstanding the happening of any such event, continue to apply to all the Obligations whether theretofore or thereafter incurred, and in this instrument the word “Borrower” and the word “Guarantor” shall each include every such person, firm, partner and corporation and all successors. Nothing in this Section 5 shall be construed as authorization or approval of any such transaction except as permitted by and in accordance with the Agreement. The Guarantor shall promptly notify the Beneficiary of any change or event described in this Section 5.

          6.      No Waiver by the Beneficiary. The Beneficiary shall not be obligated to exercise any right, power or privilege hereunder, and no failure to exercise and no delay in exercising, on the part of the Beneficiary, any such right, power or privilege shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. No notice to or demand on the Guarantor shall be deemed to be a waiver of the right of the Beneficiary to take further action without notice or demand as provided herein. No waiver shall be applicable except in the specific instance and for the specific purpose for which given, nor in any event shall any amendment, modification or waiver of any provision of this Guarantee be effective unless in writing and signed on behalf of the Beneficiary.

          7.      Waiver of Subrogation. The Guarantor hereby agrees to waive its rights to be subrogated to any claims of the Beneficiary against the Borrower until the Guaranteed Obligations have been indefeasibly and irrevocably paid in full.

          8.      Representations and Warranties of Guarantor. In addition to the representations and warranties in the Agreement and each other Credit Document, each of which is incorporated herein by reference, the Guarantor represents and warrants (which representations and warranties will survive the creation of the Guaranteed Obligations and any extension of the term under the Agreement) that:

                    (a)      Benefit to Guarantor. The guarantee by the Guarantor pursuant to this Guarantee reasonably may be expected to benefit, directly or indirectly, the Guarantor;

                    (b)      Familiarity and Reliance. The Guarantor has independently reviewed the books and records regarding the financial condition of the Borrower and is familiar with the value of any and all collateral intended to be created as security for the Guaranteed Obligations. Notwithstanding the foregoing, the Guarantor is not relying on such financial condition or the collateral as an inducement to enter into this Guarantee;

                    (c)      No Representation. Neither the Beneficiary nor any other Person has made any representation, warranty or statement to the Guarantor with regard to the Borrower or the Borrower’s financial condition in order to induce the Guarantor to execute this Guarantee; and

                    (d)      Guarantor’s Financial Condition. As of the date hereof and after giving effect to this Guarantee and the contingent liability evidenced hereby (to the extent required to do so in accordance with generally accepted accounting principles), the Guarantor is and will be solvent, and has assets which, fairly valued, exceed its obligations, liabilities and debts.

                    (e)      Recitals. The Recitals set forth above are true and correct in all respects.

          9.      Guarantor’s Covenants. The Guarantor hereby confirms, and shall perform, each of the covenants relating to the Guarantor set forth in each Credit Document to which it is a party or by which it is bound.

          10.      Notices. All notices, demands, and other communications to be given or delivered under or by reason of the provisions of this Guarantee will be in writing and will be deemed to have been given (i) when delivered if personally delivered by hand (with written confirmation of receipt), (ii) when received if sent by a nationally recognized overnight courier service (receipt requested), (iii) five (5) Business Days after being mailed, if sent by first class mail, return receipt requested, or (iv) when receipt is acknowledged by an affirmative act of the Party receiving notice, if sent by facsimile, telecopy, electronic mail or other electronic transmission device (provided that such an acknowledgement does not include an acknowledgment generated automatically by a facsimile or telecopy machine or other electronic transmission device). Notices, demands, and communications to the parties will, unless another address is specified in writing, be sent to the address indicated below:

If to Guarantor:

Santa Fe Gold Corporation
1128 Pennsylvania N.E., Suite 200
Albuquerque, New Mexico 87110
Attn: W. Pierce Carson
Facsimile: (505) 255-4851

If to Beneficiary:

Waterton Global Value, L.P.
Folio House, Road Town, Tortola, VG1110
British Virgin Islands
Attn: Peter Poole
Facsimile: (284) 494-8356/7422

          11.      Successors and Assigns. This Guarantee shall extend to and inure to the benefit of the Beneficiary and its successors and assigns. Every reference herein to the Guarantor is a reference to, and shall be construed as including, the Guarantor and its successors and assigns, to and upon all of whom this Guarantee and agreement shall extend and be binding. The Guarantor may not assign this Guarantee without the prior written consent of the Beneficiary, which may be withheld in the Guarantor’s sole discretion.

          12.      Further Assurances. The Guarantor agrees to execute and deliver to the Beneficiary all such certificates, documents and instruments and to take all such other actions as may be reasonably requested by the Beneficiary to more fully vest in and assure the Beneficiary of all of the rights, powers, privileges and remedies herein intended to be granted to or conferred upon the Beneficiary.

          13.      Applicable Law and Consent to Jurisdiction. The performance and construction of this Guarantee shall be governed by the internal laws of the State of New Mexico.

          14.      WAIVER OF JURY TRIAL. THE GUARANTOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS GUARANTEE, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE BENEFICIARY OR THE GUARANTOR. THE GUARANTOR ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER CREDIT DOCUMENT TO WHICH IT IS A PARTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES ENTERING INTO THE GOLD AND SILVER SUPPLY AGREEMENT, THE AGREEMENT AND EACH OTHER CREDIT DOCUMENT (AS DEFINED IN THE AGREEMENT).

     15. Indemnification. The Guarantor agrees to pay, indemnify, save and hold harmless, and defend the Beneficiary, its successors and assigns, and each of its respective directors, officers, partners, managers, members, shareholders, owners, employees, affiliates, representatives and advisors from and against any and all claims, damages, losses, penalties, liabilities, judgments, suits, proceedings, taxes, costs and expenses (including, without limitation, fees and disbursements of counsel) which may at any time (including, without limitation, at any time following the payment of the Obligations or any Credit Document) be imposed on, incurred by or asserted against any such indemnified person, in any way relating to, in connection with or arising out of this Guarantee, the Gold and Silver Supply Agreement, the Agreement, any other Credit Document and the transactions contemplated hereby and thereby and any claim, investigation, subpoena, litigation, proceeding or otherwise related to or arising out of this Guarantee or any other Credit Document or any transaction contemplated hereby or thereby (but in any case excluding any such claims, damages, losses, liabilities, costs or expenses incurred by reason of the gross negligence or willful misconduct of any indemnitee). The indemnification obligations of the Guarantor under this paragraph shall survive the payment in full of the Gold and Silver Supply Agreement, Agreement and the other Credit Documents and the termination and release of this Guarantee.

     16. Benefit to the Guarantor. The financial strength and flexibility of the Borrower and the other Credit Parties has a direct, tangible and immediate impact on the success of the Guarantor. The Guarantor is interested in and will be financially benefited by the business success of the Borrower and the other Credit Parties and has entered into this Guarantee for legitimate business purposes. The Guarantor hereby waives any right to revoke this Guarantee, and acknowledges that this Guarantee is continuing in nature and applies to all Guaranteed Obligations, whether existing now or in the future. The Guarantor knowingly waives certain rights and defenses as set forth in this Guarantee in contemplation of the benefits that it will receive.

     17. Entire Agreement. This written Guarantee represents the final agreement by the undersigned with respect to the matters set forth herein and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements by the undersigned. There are no unwritten oral agreements relating to this Guarantee or the matters set forth herein.

     18. Facsimile and Electronic Signature. This Guarantee may be validly executed and delivered by facsimile or other electronic transmission, and a signature by facsimile or other electronic transmission shall be as effective and binding as an original signature.

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IN WITNESS WHEREOF, the undersigned has caused this Guarantee to be duly executed and delivered by its duly authorized officer as of the date first above written.

GUARANTOR:

SANTA FE GOLD CORPORATION,
a Delaware corporation

By: ______________________
Name: W. Pierce Carson
Its: President & CEO

[Signature Page to Guarantee – Santa Fe Gold Corporation]